UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):   July 1, 2005


                            GLOBAL CONCEPTS, LTD.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


      Colorado                    0-25319                   84-1191355
------------------------------------------------------------------------------
(State of Incorporation)      (Commission File            (IRS Employer
                                       Number)             Identification No.)


                  501 Bloomfield Ave., Montclair, NJ 07042
                  ----------------------------------------
                  (Address of principal executive offices)

                               (973) 233-1233
                       -----------------------------
                       Registrant's Telephone Number

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01 Completion of Acquisition of Assets

     On July 1, 2005 Global Concepts purchased the capital stock of Societe Financiere Hauville, a French corporation. Societe Financiere Hauville is a holding company that owns 99.9% of the capital stock of Societe Boullevillaise de Transports, a French corporation, and 99.6% of the capital stock of Societe Lyonnaise d'Affretement et de Transports Europeens, a French corporation ("SLATE").

     Societe Boullevillaise de Transports is engaged solely in the business of providing employees to SLATE. SLATE operates a fleet of 78 car-carriers from nine terminals throughout France. The fleet is utilized in the distribution of newly-manufactured vehicles. 85% of SLATE's revenues are obtained under contracts with two companies that distribute Peugeot and Citroen automobiles. SLATE earns the remaining 15% of its revenues by acting as a sub-contractor to other auto distributors.

     Global Concepts purchased Societe Financiere Hauville from Daniel Hauville. Prior to the acquisition, there was no relationship between Global Concepts and Mr. Hauville.

     Global Concepts agreed to pay Mr. Hauville a total of 700,000 Euros (approximately $840,000) for Societe Financiere Hauville. 100,000 Euros were paid immediately. 200,000 Euros are due on each of December 31, 2005, March 31, 2006 and June 30, 2006. Global Concepts also agreed to cause the loans made by Mr. Hauville to SLATE to be satisfied by payment of 50,000 Euros on September 30, 2005 and 50,000 Euros on December 31, 2005.


Item 9.01 Financial Statements and Exhibits

Financial Statements

     - Financial statements of Societe Financiere Hauville - to be filed by amendment.
     - Pro forma financial statements of Global Concepts, Ltd. - to be filed by amendment.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GLOBAL CONCEPTS, LTD.


Dated: August 17, 2005                By:/s/ Eduardo Rodriguez
                                      -----------------------------
                                      Eduardo Rodriguez
                                      Chief Executive Officer